UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2019

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-37963	98-0630022
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
96 Pitts Bay Road
Pembroke, HM 08, Bermuda
(441) 279-8400

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common shares, par value $0.001 per share	ATH	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a
6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series A	ATHPrA	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a
5.625% Fixed Rate Perpetual Non-Cumulative Preference Share, Series B	ATHPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Definitive Material Agreement.

On October 1, 2019 (the “Funding Date”), in connection with the transactions more fully described under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Recent Developments” of Athene Holding Ltd.’s (the “Company”) Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019, filed with the Securities and Exchange Commission on August 5, 2019 and in the Company’s Current Report on Form 8-K dated September 11, 2019, filed with the Securities Exchange Commission on September 11, 2019, which descriptions are incorporated herein by reference, Athene Life Re Ltd. (“ALRe”), a wholly owned subsidiary of the Company, sold 67% of its economic interests in Athene Co-Invest Reinsurance Affiliate 1A Ltd. (“ACRA”) to certain funds referred to collectively as the Apollo/Athene Dedicated Investment Program (“ADIP”), which are managed by Apollo Global Management, Inc., for approximately $575 million. In connection with the sale of ACRA economic interests to ADIP, ALRe entered into a shareholders agreement (the “Shareholders Agreement”) with ACRA and ADIP. The terms of the Shareholders Agreement were approved by the disinterested members of the board of directors of the Company, acting under authority granted by the Company’s board of directors.
The description of the Shareholders Agreement contained and/or incorporated by reference herein is not complete and is qualified in its entirety by reference to the full text of such agreement, which will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date: October 1, 2019	/s/ John L. Golden
John L. Golden
Executive Vice President and General Counsel